UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                                     OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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Date of Report:  December 22, 2005            Commission File Number: 0-15204

                            National Bankshares, Inc.
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             (Exact name of Registrant as specified in its charter)


          Virginia                                   54-1375874
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(State or other jurisdiction of         (I.R.S. Employer Identification No.)
incorporation or organization)


        101 Hubbard Street
        Blacksburg, VA 24060
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(Address of principal executive offices)

Registrant's telephone number, including area code (540) 951-6300
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ITEM 8.01 - OTHER EVENTS


National Bankshares, Inc. announces that on December 20, 2005, its two wholly-owned bank subsidiaries, the National Bank of Blacksburg and Bank of Tazewell County, entered into an agreement to merge. The agreement provides that Bank of Tazewell County will merge with and into the National Bank of Blacksburg. It is anticipated that all of the offices of the two banks will remain open. The transaction, which is subject to regulatory approval, is expected to close in the second quarter of 2006.

                                    SIGNATURE

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    NATIONAL BANKSHARES, INC.



Date:  December 22, 2005       By:     /s/ JAMES G. RAKES
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                                       James G. Rakes
                                       Chairman
                                       President and Chief Executive Officer







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